September 05, 2014

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	Prudential Discovery Select Group Variable Contract Account

(File No. 811-08091)

Discovery Select Group Retirement Annuity

(File No. 333-23271)

Dear Commissioners:

On behalf of The Prudential Insurance Company of America and the Prudential Discovery Select Group Variable Contract Account, and pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940, please accept this information concerning the filing of the semi-annual reports made with the Commission by the underlying mutual funds within this group variable annuity. In addition, we incorporate by reference the following semi-annual reports with respect to the following funds and portfolios specified below:

1.	Filer/Entity:	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
	Registration No.:	811-07452
	CIK No.:	0000896435
	Accession No.:	0001193125-14-319604
	Date of Filing:	2014-08-25

	Share Class:	Series I

Invesco V.I. Core Equity Fund
2.	Filer/Entity:	AllianceBernstein Variable Products Series Fund, Inc.
	Registration No.:	811-05398
	CIK No.:	0000825316
	Accession No.:	0001193125-14-317026
	Date of Filing:	2014-08-21

	Share Class:	Class A

AllianceBernstein Small Cap Growth Portfolio

3.	Filer/Entity:	Janus Aspen Series
	Registration No.:	811-07736
	CIK No.:	0000906185
	Accession No.:	0000950123-14-009517
	Date of Filing:	2014-08-29

	Share Class:	Institutional

Janus Portfolio
Overseas Portfolio

4.	Filer/Entity:	MFS® Variable Insurance Trust
	Registration No.:	811-08326
	CIK No.:	0000918571
	Accession No.:	0001193125-14-324689
	Date of Filing:	2014-08-28

	Share Class:	Initial

MFS® Growth Series
MFS® Research Series

5.	Filer/Entity:	The Prudential Series Fund
	Registration No.:	811-03623
	CIK No.:	0000711175
	Accession No.:	0001193125-14-323684
	Date of Filing:	2014-08-27

	Share Class:	Class I

Conservative Balanced Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Government Income Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Money Market Portfolio
Small Capitalization Stock Portfolio
Stock Index Portfolio
Value Portfolio

6.	Filer/Entity:	T. Rowe Price Equity Series, Inc.
	Registration No.:	811-07143
	CIK No.:	0000918294
	Accession No.:	0001206774-14-002638
	Date of Filing:	2014-08-20

	Share Class:	N/A
T. Rowe Price Equity Income Portfolio

7.	Filer/Entity:	T. Rowe Price International Series, Inc.
	Registration No.:	811-07145
	CIK No.:	0000918292
	Accession No.:	0001206774-14-002608
	Date of Filing:	2014-08-20

	Share Class:	N/A
T. Rowe Price International Stock Portfolio

If you have any questions regarding this filing, please contact me at (732) 482-6816.

Sincerely,
/s/ C. Christopher Sprague
C. Christopher Sprague
Vice President & Corporate Counsel